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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2004


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                              000-30111                             76-0474169
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                    IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         (d) Effective November 2, 2004, our board of directors elected Frank Palantoni to serve as a member of our board of directors.

         The election of Mr. Palantoni as a director was not made pursuant to any arrangement or understanding between Mr. Palantoni and any other person. Mr. Palantoni will not initially serve on any committees of the board of directors and we have no current expectation as to which committees, if any, Mr. Palantoni may ultimately be appointed. There are no current or proposed transactions or series of transactions in which Mr. Palantoni has, or will have, a direct or indirect material interest which would require disclosure under Item 404(a) of Regulation S-K.

         A copy of our press release announcing Mr. Palantoni's election to our board of directors is attached to this current report on Form 8-K as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

  EXHIBIT NO.                                DESCRIPTION
  -----------                                -----------
      99.1        --       Press Release of Lexicon Genetics Incorporated dated
                           November 4, 2004


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             LEXICON GENETICS INCORPORATED


Date: November 5, 2004                       By: /s/ JEFFREY L. WADE
                                                 -------------------------------
                                                 Jeffrey L. Wade
                                                 Executive Vice President and
                                                 General Counsel


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                                INDEX TO EXHIBITS


  EXHIBIT NO.                                DESCRIPTION
  -----------                                -----------
      99.1        --       Press Release of Lexicon Genetics Incorporated dated
                           November 4, 2004